SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           MARION CAPITAL HOLDINGS, INC.
                (Name Of Registrant As Specified In Its Charter)
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                     [LOGO]      MARION CAPITAL
                                 HOLDINGS, INC.
                              100 West Third Street
                              Marion, Indiana 46952
                                 (765) 664-0556

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held On October 9, 1997

         Notice is hereby given that the Annual Meeting of Shareholders of Marion Capital Holdings, Inc. (the "Holding Company") will be held at the Holiday Inn, 501 East Fourth Street, Marion, Indiana, on Thursday, October 9, 1997, at 10:00 A.M., Eastern Standard Time.

         The Annual Meeting will be held for the following purposes:

         1. Election of Directors. Election of two directors of the Holding Company to serve three-year terms expiring in 2000.

         2. Ratification of Auditors. Ratification of the appointment of Geo. S. Olive & Co.LLC as auditors for Marion Capital Holdings, Inc. for the fiscal year ending June 30, 1998.

         3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on August 22, 1997, are entitled to vote at the meeting or any adjournment thereof.

         We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

         A copy of our Annual Report for the fiscal year ended June 30, 1997, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.


                                       By Order of the Board of Directors


                                        /s/ John M. Dalton
                                       John M. Dalton, President and
                                        Chief Executive Officer

Marion, Indiana
September 5, 1997


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     [LOGO]      MARION CAPITAL
                                 HOLDINGS, INC.
                              100 West Third Street
                              Marion, Indiana 46952
                                 (765) 664-0556

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                 October 9, 1997

         This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Marion Capital Holdings, Inc. (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 10:00 A.M., Eastern Standard Time, on October 9, 1997, at the Holiday Inn, 501 East Fourth Street, Marion, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of First Federal Savings Bank of Marion ("First Federal"). This Proxy Statement is expected to be mailed to the shareholders on or about September 5, 1997.

         The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

         Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Larry G. Phillips, 100 West Third Street, Marion, Indiana 46952), (ii) submitting a duly executed proxy bearing a later date, or
(iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record at the close of business on August 22, 1997 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,773,356 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. A majority of the votes entitled to be cast, in person or by proxy, at the Annual Meeting is necessary for a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting. There are no persons known to management beneficially owning 5% or more of the Common Stock.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Board of Directors, by resolution adopted pursuant to the By-Laws of the Holding Company, established that the Board of Directors shall consist of seven members. Effective July 21, 1997, Jon R. Marler was elected to fill the vacancy on the Board created by the death of Robert D. Burchard in June of 1997. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. The nominees for director this year are Jerry D. McVicker and Jon R. Marler, each of whom is a current director of the Holding Company. If elected by the shareholders at the Annual Meeting, the terms of Messrs. McVicker and Marler will expire in 2000.

         Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following table sets forth certain information regarding directors continuing in office and the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each person in the table below has sole investment and/or voting power with respect to the shares shown as benefically owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock benefically owned by Larry G. Phillips, one of the Holding Company's executive officers, and by all directors and executive officers of the Holding Company as a group.

                                                                     Director
                                                                       of the         Common Stock
                                                   Director of        Holding      Beneficially Owned
                             Expiration of        First Federal       Company        as of August 22      Percentage
Name                       Term as Director           Since            Since             1997(1)           of Class
- -------------------------------------------------------------------------------------------------------------------
Director Nominees
Jon R. Marler                     2000               1997              1997                500(2)             0.03%
Jerry D. McVicker                 2000               1996              1996             62,066(3)             3.50%
Directors Continuing in Office
Steven L. Banks                   1999               1996              1996              5,438(4)             0.31%
W. Gordon Coryea                  1999               1965              1992             21,851(5)             1.23%
John M. Dalton                    1998               1974              1992             41,767(6)             2.36%
Jack O. Murrell                   1998               1974              1992             20,006(7)             1.13%
George L. Thomas                  1999               1962              1992             32,498(8)             1.83%
Executive Officer
Larry G. Phillips,
Senior Vice President,
Secretary and Treasurer            --                 --                --              19,592(9)             1.10%
All directors and executive
officers as a group (9 persons)                                                       226,420(10)            12.77%

(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares benefically owned by members of the immediate families of the director nominees residing in their homes.

(2) These shares are held jointly by Mr. Marler and his spouse. Excludes 10,083 shares subject to a stock option granted under the Marion Capital Holdings, Inc. Stock Option Plan (the "Option Plan").

(3) Includes 6,490 shares owned jointly by Mr. McVicker and his wife, 15,000 shares held in a trust as to which Mr. McVicker is trustee and beneficiary, and 10,083 shares subject to a stock option granted under the Option Plan.

(4) Of these shares, 500 are held in a trust as to which Mr. Banks is trustee and beneficiary, and 4,938 are subject to a stock option granted under the Option Plan. This number excludes options for 5,145 shares held by Mr. Banks which become exercisable more than 60 days after the Voting Record Date.

(5) Of these shares, 6,644 are subject to a stock option granted under the Option Plan and 1,207 are held under the First Federal Savings Bank of Marion Recognition and Retention Plan (the "RRP").

(6) Of these shares, 11,929 are owned jointly by Mr. Dalton and his wife, 9,537 are held in a revocable trust as to which Mr. Dalton is co-trustee and his wife is a beneficiary, 14,000 shares are subject to a stock option granted under the Option Plan, and 2,801 are held under the RRP.

(7) Of these shares, 12,965 are held jointly by Mr. Murrell and his wife, 3,334 are subject to a stock option granted under the Option Plan, and 1,207 are held under the RRP.

(8) Of these shares, 19,605 are held in a trust as to which Mr. Thomas is a trustee and his wife is a beneficiary, 6,017 are held in a trust as to which Mr. Thomas' wife is a trustee and his children are beneficiaries, 4,083 are subject to a stock option granted under the Option Plan, and 1,207 are held under the RRP.

(9) Of these shares, 14,320 are held jointly by Mr. Phillips and his wife, 4,000 are subject to a stock option granted under the Option Plan, and 772 are held under the RRP.

(10) The total of such shares includes 53,010 shares subject to stock options granted under the Option Plan and 8,015 shares which are held under the RRP. The total excludes options for 15,228 shares granted under the Option Plan which are exercisable more than 60 days after the Voting Record Date.

Presented below is certain information concerning the directors and director nominees of the Holding Company:

         Steven L. Banks (age 47) has been Executive Vice President of the Holding Company and First Federal since September 1, 1996. Theretofore he served as President and Chief Executive Officer of Fidelity Federal Savings Bank, Marion, Indiana since prior to 1991.

         W. Gordon Coryea (age 72) is an attorney at law based in Marion, Indiana, and has served as attorney for First Federal since 1965.

         John M. Dalton (age 63) has served as President and Chief Executive Officer of the Holding Company and First Federal since February, 1996, became Vice Chairman of the Holding Company and First Federal in August, 1996, and became Chairman of the Holding Company and First Federal in July, 1997. Theretofore he served as Executive Vice President of First Federal since 1983 and of the Holding Company since 1992. He also serves as President of First Marion.

         Jon R. Marler (age 47) has served as Senior Vice President of Ralph M. Williams and Associates (a real estate developer located in Marion, Indiana) since June 1982.

         Jerry D. McVicker (age 52) has served as Director of Operations for Marion Community Schools (education) since April, 1996. Theretofore he served as Assistant Principal of Marion High School since prior to 1991.

         Jack O. Murrell (age 74) served as President of Murrell and Keal, Inc., since 1958 (a retailer located in Marion, Indiana) until his retirement in 1993.

         George L. Thomas (age 80) served as Chairman of the Foster-Forbes Glass Co., a division of the National Can Corporation, located in Marion, Indiana until his retirement in 1984.

         THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF AFFIRMATIVE VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. Plurality means that individuals who receive the largest number of votes cast are elected up to the maximum number of directors to be chosen at the meeting. Abstentions, broker non-votes, and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

The Board of Directors and its Committees

         During the fiscal year ended June 30, 1997, the Board of Directors of the Holding Company met six times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. Among other committees, the Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee. All committee members are appointed by the Board of Directors.

         The Audit Committee, comprised of Messrs. Coryea, McVicker and Murrell, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee meets as needed and held one meeting during the year ended June 30, 1997.

         The Stock Compensation Committee administers the Holding Company's Stock Option Plan and the RRP. The members of that Committee are Messrs. Murrell, and Thomas. It did not meet during the fiscal year ended June 30, 1997.

         The Board of Directors nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 60 days prior to the Annual Meeting; provided, however, that in the event that less than 70 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

         Remuneration of Named Executive Officers

         No cash compensation is paid directly by the Holding Company to any of its executive officers. Each of such officers is compensated by First Federal.

         The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Holding Company and its subsidiaries for the last three fiscal years of (i) the individual who served as the chief executive officer of the Holding Company during the fiscal year ended June 30, 1997 and (ii) each executive officer of the Holding Company serving as such during the 1997 fiscal year, who earned over $100,000 in salary and bonuses during that year (the "Named Executive Officers").

                           Summary Compensation Table
                                                                             Long Term Compensation
                                              Annual  Compensation                   Awards
                                                               Other Annual  Restricted                 All Other
                            Fiscal                             Compensation  Stock                    Compensation
Name and Principal Position  Year     Salary ($) Bonus ($)(1)     ($) (2)    Awards ($)(3)  Options (#)    ($)
- ------------------------------------------------------------------------------------------------------------------
John M. Dalton               1997     $187,450       $32,100       --              --          --          --
   President, Chief Executive1996     $171,350       $30,000       --              --          --          --
   Officer and Director      1995     $160,450       $28,100       --              --          --          --
Steven L. Banks              1997     $104,950       $ 7,000       --              --        10,083 (5)    --
   Executive Vice President
   and Director (4)
Larry G. Phillips            1997     $101,700       $16,600       --              --          --          --
   Senior Vice President,    1996     $ 95,350       $15,500       --              --          --          --
   Secretary and Treasurer   1995     $ 89,200       $14,500       --              --          --          --

(1)      The bonus amounts were paid under First Federal's bonus plan.

(2) The Named Executive Officers of the Holding Company receive certain perquisites, but the incremental cost of providing such perquisites does not exeed the lesser of $50,000 or 10% of the officer's salary and bonus.

(3) As of June 30, 1997, the number and value of restricted shares held by for Mr. Dalton were 2,801 shares and $65,123 respectively; and for Mr. Phillips were 772 shares and $17,949, respectively. Dividends paid on the restricted shares are payable to the grantee and are not included in the table.

(4) Mr. Banks became affiliated with the Bank as Executive Vice President on September 1, 1996.

(5) These options became exercisable as to 4,938 shares on March 1, 1997 and become exercisable as to 4,938 shares on January 1, 1998 and 207 shares on January 1, 1999.

         Stock Options

         The following table sets forth information related to options granted during fiscal year 1996 to the only Named Executive Officer to receive stock options during that period.

                                     Option Grants - Last Fiscal Year
                                             Individual Grants
                                                % of Total
                                              Options Granted        Exercise or
                            Options            to Employees           Base Price       Expiration
     Name                Granted(#)(1)        In Fiscal Year         ($/Share)(2)         Date
Steven L. Banks              10,083               100%                 $20.25           8/31/2006

(1) Options to acquire shares of the Holding Company's Common Stock. These options became exercisable as to 4,938 shares on March 1, 1997 and become exercisable as to 4,938 shares on January 1, 1998 and 207 shares on January 1, 1999.

(2) The option exercise price may be paid in cash or with the approval of the Stock Compensation Committee in shares of Holding Company Common Stock or a combination thereof. The option exercise price equaled the market value of a share of the Holding Company Common Stock on the date of grant.

         The following table includes information relating to option exercises by the Named Executive Officers during fiscal 1997 and the number of shares covered by exercisable and unexercisable stock options held by the Named Executive Officers as of June 30, 1997. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.

               Aggregate Option Exercises in Last Fiscal Year and
        Outstanding Stock Option Grants and Value Realized as of 6/30/97

                                                                Number of                     Value of Unexercised
                                                          Securities Underlying                   In-the-Money
                                                            Unexercised Options                    Options at
                     Shares Acquired      Value            at Fiscal Year End (#)            Fiscal Year End ($) (1)
Name                  on Exercise (#)   Realized       Exercisable     Unexercisable      Exercisable   Unexercisable
- ----                  ---------------   --------       -----------     -------------      -----------   -------------
John M. Dalton            7,380         $95,482         14,000                 --           $185,000           --
Steven L. Banks             ---             ---          4,938              5,145           $ 14,814        $15,435
Larry G. Phillips         2,000         $23,813          4,000                 --           $ 53,000           --

(1) Amounts reflecting gains on outstanding options are based on the average between the high and low prices for the shares on June 30, 1997, which was $23.25 per share.

       Compensation of Directors

         All directors of First Federal receive a retainer fee of $600 per month, plus a fee of $600 per Board meeting attended. All directors receive $150 for each special meeting of the Board attended. Members of Board Committees, other than officers, are paid a separate fee of $100 per meeting, unless the meetings are unusually long in which case $150 per meeting is paid. As Chairman of the Board of First Federal, Mr. Dalton receives a retainer fee of $900 per month, plus a fee of $900 per Board meeting attended.

         Directors of the Holding Company are paid a fee of $50 per meeting if the meeting is held on the same day as a First Federal meeting and $100 per meeting if the Holding Company meets on a different day.

         Supplemental Retirement Plan for Directors. Effective May 1, 1992, First Federal entered into deferred compensation agreements which remain in effect for the directors listed below. These agreements provide that upon retirement from the Board after attaining age 70, each director shall be entitled to receive annual benefits in the following amounts for the following number of years following such termination of service as a director:

                                                 Period Remaining Payable
  Director                 Annual Payment            at June 30, 1997
  -------------------------------------------------------------------
  John M. Dalton                 $9,960                   10 years
  Jack O.  Murrell              $10,500               7 years, 8 months
  W. Gordon Coryea               $8,748               7 years, 7 months
  George L. Thomas              $10,392               7 years, 9 months

         At the request of a director and subject to First Federal's consent, payments may be made in a lump sum rather than annual installments. A director may also elect to receive his benefits upon attaining age 70 even if he remains on the Board of Directors. If service is terminated, the director may request acceleration of payments based upon the accruals to date.

         If the director dies prior to attaining age 70, his beneficiary will receive annual payments equal to the Board fees paid by First Federal in the twelve months immediately prior to his death for a period of 15 years. If he dies after his benefits commence, his beneficiary will be entitled to receive the remaining payments over the balance of the applicable payment period.

         A director has the option of increasing his benefits payable under the plan by deferring a larger amount of his directors fees to help fund the payment of such increased benefits, although no director has elected to do so.

         First Federal for the fiscal year ended June 30, 1997, accrued an expense for this plan of $133,588 of which $32,250 consisted of interest on this deferred liability which accrues at an annual rate of 10.5%.

         Death Benefit Agreements with Directors. First Federal, as of April 30, 1988, entered into an agreement with Mr. Coryea which provides that upon his death his beneficiary will be entitled to receive for a 15-year period, an annual payment of $26,000. The payment of these death benefits is conditioned upon the continuous service of Mr. Coryea for a period of five years following the adoption of the plan and until attaining age 70.

         First Federal has purchased paid-up life insurance on the lives of the directors covered under the supplemental retirement plan for directors and death benefit agreement described above, to fund the benefits available under these plans.

         Transactions With Certain Related Persons

         First Federal may make available to its directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

         W. Gordon Coryea, a director of both the Holding Company and First Federal, serves as counsel to First Federal in connection with loan delinquencies and provides routine legal work such as deed preparation, foreclosures and preparation of other legal documents. Mr. Coryea received fees of $32,035 during the fiscal year ended June 30, 1997, for such services. First Federal expects to continue using Mr. Coryea's services for such matters in the current fiscal year.

                     PROPOSAL II -- RATIFICATION OF AUDITORS

         The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of Geo. S. Olive & Co.LLC, certified public accountants, as independent auditors for the fiscal year ended June 30, 1998. Geo. S. Olive & Co.LLC has served as auditors for First Federal since 1979. A representative of Geo. S. Olive & Co.LLC will be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the 1934 Act requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended June 30, 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.

                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company must be received at the main office of the Holding Company for the inclusion in the proxy statement no later than 120 days in advance of September 5, 1998. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 100 West Third Street, Marion, Indiana 46952.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

         Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.


                                       By Order of the Board of Directors


                                        /s/ John M. Dalton
                                       John M. Dalton, President and
                                        Chief Executive Officer

[FRONT OF PROXY CARD]

REVOCABLE PROXY           MARION CAPITAL HOLDINGS, INC.
                         Annual Meeting of Shareholders
                                 October 9, 1997

         The undersigned hereby appoints John M. Dalton and Larry G. Phillips, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Marion Capital Holdings, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Holiday Inn, 501 East Fourth Street, Marion, Indiana, on Thursday, October 9, 1997, at 10:00 a.m., and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed below, except as marked to the contrary.

                          [ ] FOR            [ ]    VOTE WITHHELD

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

         Jon R. Marler                                  Jerry D. McVicker

                          (each for a three year term)

2. Ratification of the appointment of Geo. S. Olive & Co. LLC as auditors for the year ending June 30, 1998.

         [ ]  FOR             [ ]  AGAINST           [ ]  ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.


 The Board of Directors recommends a vote "FOR" each of the listed propositions.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This Proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from Marion Capital Holdings, Inc., prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

[BACK OF PROXY CARD]

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


                                           Dated:_____________________, 1997
                                                    NUMBER OF SHARES





                           -------------------------   -------------------------
                           Print Name of Shareholder   Print Name of Shareholder


                           -------------------------   -------------------------
                           Signature of Shareholder    Signature of Shareholder

                           Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.